Exhibit 99.906CERT

This certification is provided pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, 18 U.S.C. 1350, and accompanies the report on Form N-CSR for the period ended June 30, 2003 of Timothy Plan (the “company”).

I Arthur Ally, the President of the company, certify that:

(i)	the form N-CSR fully complies with the requirements of Section 13(a) or Section 15(d) of the Securities Exchange Act of 1934 (15 U.S.C 78m(a) or 78o(d)); and

(ii)	the information contained in the Form N-CSR fairly represents, in all material respects, the financial condition and results of operations of the Issuer.

Date:             08/25/2003             /s/    Arthur Ally, President

Exhibit 99.906CERT

This certification is provided pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, 18 U.S.C. 1350, and accompanies the report on Form N-CSR for the period ended June 30, 2003 of Timothy Plan (the “company”).

I Wesley Pennington, the Treasurer of the company, certify that:

(i)	the form N-CSR fully complies with the requirements of Section 13(a) or Section 15(d) of the Securities Exchange Act of 1934 (15 U.S.C 78m(a) or 78o(d)); and

(ii)	the information contained in the Form N-CSR fairly represents, in all material respects, the financial condition and results of operations of the Issuer.

Date:             08/25/2003             /s/    Wesley Pennington, Treasurer